UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeanine M. Bajczyk
Advisors Series Trust
615 East Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  September 30, 2007

Date of reporting period:  September 30, 2007

Item 1. Report to Stockholders.

Chase
Growth Fund

Chase Mid-Cap
Growth Fund

Annual Report
Dated September 30, 2007

Chase Investment Counsel Corporation
300 Preston Avenue
Suite 403
Charlottesville, Virginia 22902-5091

Advisor: 434-293-9104
Shareholder Servicing: 888-861-7556
www.chaseinv.com

Chase Funds
October 30, 2007

Dear Fellow Shareholder:

We are pleased to present our combined annual report for the Chase Growth Fund (NASDAQ: CHASX, CHAIX) and the Chase Mid-Cap Growth Fund (NASDAQ: CHAMX) for the period ending September 30, 2007.  At the end of the third quarter, over 12,000 shareholders have $620 million invested in the Chase Growth Fund, while the Chase Mid-Cap Growth Fund has grown to $30.8 million with over 200 shareholders.  On January 28, 2007, we initiated a Substantial Investor Class of shares in the Chase Growth Fund (CHAIX) with a 0.25% lower annual operating expense ratio for direct shareholders who have invested $1 million or more.  We appreciate the trust all of you have placed in our management and we want to extend a special welcome to new shareholders since our May 4th letter.

Fund Performance Overview

Our investment process combines fundamental, technical, and quantitative analysis. We seek good quality companies that are leaders in their industries and enjoy above average, sustainable earnings growth with strong balance sheets to support that growth.  Both the Chase Growth Fund and the Chase Mid-Cap Growth Fund portfolios include a diversified group of companies that we believe represent relatively outstanding investment opportunities.  The following is a discussion of the components and drivers of the performance of each fund, as well as how the characteristics of the underlying stocks compare with those in the S&P 500 and the Russell MidCap®Growth Index, respectively.

Chase Growth Fund (CHASX and CHAIX)
	6 months ended 9/30/07	1 year ended 9/30/07
Chase Growth Fund Class N (CHASX)	15.44%	+18.79%
Chase Growth Fund SI Class (CHAIX)	15.60%	N/A
Lipper Large Cap Growth Funds Index	13.47%	+21.42%
Russell 1000®Growth Index	11.35%	+19.35%
S&P 500 Index	8.44%	+16.44%

Lipper Analytics Services, Inc.1 ranked the Chase Growth Fund Class N Shares (based on total return) #4 out of 399, #362 out of 519, #255 out of 621 and #459 out of 728 funds in its Large Cap Growth Universe for the seven years, five years, three years and one year ended 9/30/07.  Past performance is not a guarantee of future results.

On September 30th the Chase Growth Fund was invested in 35 stocks, which on average were rated A+ quality by Value Line.  They range in market capitalization from $12.2 billion (Rockwell Collins) to $513.4 billion (Exxon Mobil).

The last twelve months have been characterized by a shifting external market environment.  In the final quarter of 2006 and the early part of 2007, our performance lagged the benchmarks as we continued to focus on high-quality large cap growth companies with proven and consistent earnings growth trading at reasonable prices.  These stocks were not rewarded in an environment that favored lower quality stocks and sectors that generally have less consistent, lower growth characteristics.  Merrill Lynch Quantitative Strategy group reported that for the six months ended 3/31/07, lower quality stocks (“B or Worse”) returned 14.27%, substantially outperforming higher quality stocks (“B+ or Better”) which returned 7.73% over the same period.

Chase Funds

In the last six months, the Chase Growth Fund has outperformed the benchmarks and enjoyed strong absolute returns.  The outperformance has taken place primarily since June.  We were pleased with our performance in June and July, as the fund was down marginally (less than 0.50%) in both of these months, significantly less than the decline in the benchmarks.  We benefited from the repricing of risk that resulted in a flight to higher quality, more fundamentally sound growth companies.  During this period we were also helped by our relatively low weightings (from reductions that began in April) in the consumer discretionary and financial sectors, but individual stock selection, which was strong across all the major sectors, was the main driver of relative returns.  After the market bottomed in mid-August, our stocks continued to outperform through the end of September.  For the twelve months ended September 30th, our five best performing stocks were Garmin Ltd. +78.21%, Potash Corp. +72.18%, Precision Castparts Corp. +49.34%, EMC Corp. +44.98% and America Movil ADR +43.52%.

The chart below compares the characteristics of Chase Growth Fund stocks to the stocks in the S&P500.  Chase Growth Fund stocks have higher five-year average annual earnings per share growth rates of 23% vs. 11% for the S&P 500.  They are more profitable with a Return on Equity of 29% vs. 17%, and have stronger balance sheets with Debt to Total Capital of only 23% vs. 40%.  Even with higher earnings growth rates they only sell at a 5% higher price/earnings multiple as the S&P 500 (17.8X vs. 16.9X) based on 2008 estimated earnings.  Relative to their earnings growth and earnings reinvestment rates we believe “Chase” stocks offer significantly better value than those in the S&P 500.  Our stocks are selling at only 0.78 times their five-year historical growth rates compared to 1.48 times for the S&P 500 and 0.82 times their projected reinvestment rates compared to 1.85 times for the S&P 500.

September 30, 2007	CHASE GROWTH FUND STOCKS vs. S&P 500

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data and is not a prediction of future results for the Fund or companies held in the Fund's portfolio.

September 30, 2007	FUNDAMENTALS AND RATIOS

P/E to Five-Year Historical Growth	P/E to Projected Reinvestment Rate

Chase Funds

Chase Mid-Cap Growth Fund (CHAMX)
	6 months ended 9/30/07	1 year ended 9/30/07
Chase Mid-Cap Growth Fund (CHAMX)	15.44%	+20.57%
Lipper MidCap Growth Funds Index	13.47%	+30.80%
Russell Midcap®Growth Index	11.35%	+21.22%

Lipper Analytics Services, Inc.1 ranked the Chase Mid-Cap Growth Fund (based on total return) #344 out of 392, #324 out of 485 funds and #457 out of 609 in its Mid-Cap Growth Fund Universe for the five years, three years and one year ended 9/30/07.  Past performance is not a guarantee of future results.

On September 30th the Chase Mid-Cap Growth Fund was invested in 39 stocks, which on average were rated B++ quality by Value Line.  They range in market capitalization from $991 million (Amcol International Corp.) to $25.9 billion (Garmin Ltd.).

The performance pattern for the Chase Mid-Cap Growth Fund has been similar to that of the Chase Growth Fund over the last twelve months.  We underperformed the benchmarks during the rally at the end of last year that favored lower quality stocks, but have participated in the strong market in 2007.

Like the Chase Growth Fund, the Chase Mid-Cap Growth Fund has also enjoyed strong absolute returns over the last 6 months.  We were pleased with our performance relative to the Russell Midcap®Growth during the positive periods and equally pleased with our strong relative performance during some of the weaker periods during the summer.  We feel that we have been able to identify opportunities in higher-quality midcap growth stocks that trade at reasonable prices, and we have been able to achieve strong returns without sacrificing our high standards in terms of quality, valuation, diversification, and while avoiding overly-speculative situations.  One of the largest contributors to relative performance during the period was stock selections within the consumer discretionary sector.  This was a result of some highly successful stock picks (Gamestop, Garmin, Priceline.com, and ITT Educational were some of the best), avoidance of some of the weakest areas such as homebuilders, and a willingness to sell some positions as they weakened in our technical and fundamental work.  For the twelve months ended September 30th, our five best performing stocks were VMWare +155.30%, Priceline Com Inc. +112.46%, Garmin Ltd. +92.06%, ITT Educational +74.59, and Precision Castparts Corp. +73.02%.  While the performance of VMWare following their IPO in August was impressive, its positive impact on the portfolio was limited by the small allocation we were able to obtain in this very popular new issue.

The chart below compares the characteristics of Chase Mid-Cap Growth Fund stocks to the stocks in the Russell Midcap® Growth Index.  Chase Mid-Cap Growth Fund stocks have characteristics similar to those in the Chase Growth Fund.  They enjoy greater five-year average annual earnings per share growth rates of 27% vs. 21% for the Russell Midcap® Growth Index.  They have stronger balance sheets with Debt to Total Capital of only 26% vs. 42%.  Even with higher earnings growth rates they sell at only a 2.6% premium to the price/earnings multiple of the Russell Midcap® Growth Index (20.0X vs. 19.5X) based on 2008 estimated earnings.  Relative to their earnings growth and earnings reinvestment rates we believe these “Chase” stocks also offer significantly better value than those in the Russell Midcap® Growth Index.  Our mid-cap stocks are selling at only 0.75 times their five-year historical growth rates compared to 0.92 times for the Russell Midcap® Growth Index and 0.88 times their projected reinvestment rates compared to 1.01 times for the Russell Midcap® Growth Index.

Chase Funds
September 30, 2007	CHASE MID-CAP GROWTH FUND STOCKS vs. RUSSELL MIDCAP® GROWTH

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data and is not a prediction of future results for the Fund or companies held in the Fund's portfolio.

September 30, 2007	FUNDAMENTALS AND RATIOS

P/E to Five-Year Historical Growth	P/E to Projected Reinvestment Rate

Market Outlook

Chase Investment Counsel Corporation’s investment process is bottom up and driven by our security selection methodology.  For shareholders who are interested in the economic and market outlook, we feel that the best way for our firm to provide this information is by presenting a thorough, and well researched compilation of relevant factors that we believe could influence the market over the near term.

Positive Factors

•
There have been 16 Pre-Presidential Election year gains in a row since 1939.  The stock market has been buoyed by massive excess liquidity and relatively low interest rates.  BCA Research’s Fair Value Model based on 10-Year Government Bond Yields, cash rates, commodity prices and real estate recently indicated that even if 10-year Treasuries hit 6% (now 4.5%), stocks would still be inexpensive compared to competing assets.  Shadowstats.com estimates that in August the Federal Reserve Board was increasing M-3, which is the broadest measurement of the money supply, at an annualized rate of 14%.  Although slowing, we estimate corporate earnings will increase at mid single digit rates in 2007.  August Personal incomes climbed 6.8% year over year.  September’s Association of Purchasing Management index was 52.0% still indicative of expansion.

•
The January Barometer, which predicts an up year in 2007 based on the S&P 500 being up in January, has been 92.3% accurate since 1950.  Between 1957 and 2004 large cap equities enjoyed an average 23.8% return in the third year of each four-year presidential term or nearly triple the average return for the other three years.

Chase Funds

•
$485 billion cash acquisitions of public companies year-to-date as of 9/26 and the net supply shrink of $375 billion are running way ahead of previous records according to the Leuthold Group.  FactSet Mergerstat.com tabulates M&A (mergers and acquisitions) which through 8/9 involved 6,587 deals worth $1,152.9 billion on track to become a yearly record rivaling the 15% of Gross Domestic Product M&A reached during the 2000 bubble.

•
Stocks did not have their normal mid-term election year decline in 2006 which should reduce their recovery/rise potential this year, but we are mindful that since 1914 from the lows of the 22 mid-term years the Dow Jones Industrial Average (DJIA) rose 50% on average to its high in the subsequent pre-presidential election years.  That would be equivalent to DJIA 16,000 in 2007!

•
In April all three Dow Jones Averages – Industrials, Transports, and Utilities –simultaneously closed at record highs.  As Richard Russell (Dow Theory Letter) emphasizes, that action is extremely rare and very bullish.  It suggests a long term boom due to unbridled asset inflation based on unrestrained monetary and credit expansion.

•
This is an extraordinary international bull market supported by excess liquidity resulting in a flight from the dollar and other fiat currencies into hard assets and equities.  With two discount rate cuts in a row the “Two Tumbles and a Jump” Monetary Buy indicator is in effect.

•	With all of the negative headlines and discussion, it’s favorable that the market has maintained its upward trend.

Risk Factors

•
Lowry’s Reports Intermediate Trend Buy-signal remained in effect from 8/30/06 until 7/24/07 when Selling Pressure Index rose above the Buying Power Index and abruptly reversed Lowry’s positive outlook.  Lowry believes “it is possible that the popping of a real estate bubble, a credit bubble, a hedge fund start-up bubble, a private equity bubble, and the elimination of the uptick rule on short sales may have accelerated the usual, more gradual process of deterioration typically found near the end of bull markets.”  The rally since mid-August has been very selective.  The New York Stock Exchange Operating-Company-Only Advance-Decline Line regained only 20% of its July-August losses and showed no net improvement for September.  So far the impetus for the current rally has resulted from a decline in Selling Pressure; the Buying Power Index has actually fallen to a six month low, a pattern which often turns into a bull trap.

•
Absolute equity valuations remain historically high.  On August 31st, Ned Davis Research (NDR) estimated total common stock market capitalization (currently 4,800 U.S. common stocks) stood at 124.7% of nominal GDP; down 28% from its 3/31/2000 historic peak of 174.0%, but higher than the peaks of 86.6% and 79.4% in 1929 and 1973.  However, other measures such as price/earnings, relative yields, and book values are not as overpriced.

•
Risks include excess worldwide capacity and higher interest rates that mean increased credit card, auto, and mortgage payments.  On June 30th, the total credit market debt of $46.6 trillion was at a record 338% of GDP.  Record high household mortgage debt includes about $800 billion of adjustable rate mortgages that Bank of America estimates will be reset at higher rates over the next twelve months with a peak in 1Q08.  As mortgage defaults rise more than expected, the huge credit derivative market which some estimates put at ten times outstanding debt could be negatively impacted.  At year end 2006 derivatives at U.S. commercial banks alone were $131.5 trillion, nearly 10 times our GDP.  The Bank of International Settlements estimates total global derivatives were $415 trillion at the end of 2006 (up nearly 40% year-over-year) or 31 times the size of the US economy.  No one knows the potential risk of these derivatives.  While CDOs (collateralized debt obligations) and derivatives help spread risks broadly, they don’t eliminate risk and they often encourage risk taking.  Warren Buffet has referred to them as “financial weapons of mass destruction” The Federal Reserve was concerned enough about economic growth and financial conditions that the Open Market Committee lowered the federal funds rate and the discount rate by 50 basis points on September 18.

Chase Funds

•
Hedge Funds, which account for almost 50% of stock trading, are very short term oriented and have estimated assets vs. their exposure leveraged at about 2-1/2 to 1.  The four largest securities firms financed $4.4 trillion of assets with only $129.4 billion of their shareholders equity, leverage of 25.5 to 1.  As the market reprices risk, leverage works against those institutions and many of the announced M&A/private equity deals.  With only 3.6% in cash equivalents, mutual funds appear overly bullish.

•
While mortgage equity withdrawals were still running at an annualized rate of $494 billion in Q2, the ISI Group expects it to decline to $100 billion, a drag on future consumer spending equivalent to -0.5% to -1.0% of GDP.

•
Residential building permits plunged 24.5% year-over-year in August and National Association of Realtors reported that August sales fell to a five year low.  August inventories of unsold homes rose to 4.5 million, a 16-year high.  The S&P/Case-Shiller national home price index fell 3.2% in Q2, the steepest drop since WWII.  The median new home price is still more than two standard deviations over the mean relative to the median income (Chart NDR’s 8/31/07).  By historical norms homes are just plain overvalued.  The homebuilding decline and layoffs are just beginning to impact the economy.

•	Geopolitical uncertainties, especially in Iran and Iraq, remain high, along with the uncertainties of a new Congress and the forthcoming Presidential election.

•
There is increasing evidence that the expected soft landing may turn into a recession.  In addition to a more sustained decline in housing, the August Conference Board survey found just 6.3% of households planned to buy a vehicle in the next six months, close to the lowest level in 30 years.  Institutional Strategy & Investment’s Economic Diffussion Index for the G6 economies was negative (-0.6) near the end of September indicating a possible global slump.

Perspective

•
Our investment process combines fundamental, technical, and quantitative analysis to control risk and build sound portfolios which we believe gives us a good balance between our goal of making money and preserving capital.  For perspective, CHASX was the 4th best performer for the seven years ended 9/30/07 in the Lipper Large Cap Growth Universe of 399 funds.  We continue to emphasize high quality, profitable, growing companies with reasonable price/earnings to growth rates and strong fundamentals.

Conclusion

•
For over a year we have warned about the stock market’s vulnerability to the unwinding of huge financial engineering, derivatives, the debt bubble, heavily leveraged hedge funds, a private equity bubble, the housing bubble, and excess global liquidity.  We are mindful that since 1856 there has been a substantial decline in every decade starting in either the 6th or 7th years.  As discussed in Growth Fund Guide, since World War II those declines have averaged 24%.  We believe any such correction this year will not exceed 15-20%.  We currently believe the August 16th intra day lows (DJIA 12,518, S&P 500 1,371) could hold, but history suggests those lows will be tested probably before mid-November.  By 9/13 the average stock in the 1,932 Individual Stock Perspectives/Ned Davis Research Universe was already down 19.2% from their 52 week highs.  With the huge amount of worldwide liquidity seeking equity investments and institutional investors demonstrating a huge appetite for risk and the rapid growth in the rest of the world (where billions of people are newly experiencing the benefits of capitalism) offsetting a U. S. slowdown, if the central banks are successful in restoring investor confidence we may just stay in a broad trading range.  Alternatively, if we do have a substantial intermediate decline, we believe it will be a buying opportunity as we do not think we have experienced the final very speculative phase of this secular bull market.

Chase Funds

•
In 2000 94% of all the money in ETFs and sector funds was in NDR categorized growth funds.  Since then, by style, Value generally outperformed Growth until May ’07.  On September 28th that ratio was 49.5%, close to the record low and well below its 16 year mean of 62%.  With growth stocks clearly underweighted we believe they should perform well.  Leuthold/Weeden’s analysis uses their High P/E stocks as a proxy for Large Cap Growth and their Low P/E stocks as a proxy for Large Cap Value.  The relative P/E ratio of those two groups was recently 1.79 or in the lowest quintile (10th percentile) of its historical distribution, clearly indicating that Growth is historically cheap relative to Value.  In view of the current risks, we continue to emphasize high quality companies.  We are placing more emphasis on companies which have sizeable, rapidly growing foreign operations.  The type of economic slowdown and transition from speculation to fundamentals and sound values which we are experiencing has historically favored reasonably priced high quality, large cap stocks.  We believe our equity portfolios are positioned to perform well in that environment.

Chase Investment Counsel Corp. manages over $6 billion for clients in 38 states.  The Chase Growth Fund (CHASX & CHAIX) and our Chase Mid-Cap Growth Fund (CHAMX) are managed by the same investment team, headed by David Scott, Chief Investment Officer, and Portfolio Manager Brian Lazorishak, that manages our large separate accounts.  As a moderate size firm, we have much more flexibility in buying and selling large and mid-cap stocks without a significant market impact.

To discourage even legal short term trading, which disrupts portfolio management and increases expenses for long-term investors, we impose a 2% fee on sales of shares in either fund held less than 60 days, computed on a first-in, first-out basis.  Such fees remain in the fund for the benefit of all shareholders.  As the assets in the Chase Growth Fund have grown, the expense ratio has continued to decline and is now at 1.17% on an annualized basis for the Class N (CHASX) shares; 0.92% for Substantial Investor Class (CHAIX) shares.  On the Chase Mid-Cap Growth Fund, our expense ratio remains capped at 1.48%; we plan to waive front-end commissions through 2008 and there are no annual 12-b-1 fees on either of our funds.

We assure you that we will be working very hard to find, analyze and invest in relatively attractive, good quality stocks.  The officers and employees of Chase Investment Counsel Corporation appreciate your confidence and we look forward to a long investment relationship together.  Listed below are the 10 largest holdings of each fund as of September 30, 2007.

TOP 10 HOLDINGS

Chase Growth Fund		Chase Mid-Cap Growth Fund
1.	EMC Corp.	1.	ITT Corp.
2.	Oracle Corp.	2.	Autodesk Inc.
3.	Schlumberger Ltd.	3.	Rockwell Collins Inc.
4.	Cisco Systems Inc.	4.	St. Jude Med Inc.
5.	Hewlett Packard Co.	5.	Jacobs Engineering Group Inc.
6.	United Technologies Corp.	6.	Cameron International Corp.
7.	Deere & Co.	7.	Anixter Inc.
8.	America Movil SAB de CV ADR	8.	Airgas Inc.
9.	Coca Cola Co.	9.	Micros Systems Inc.
10.	IBM	10.	Precision Castparts Corp.

Derwood S. Chase, Jr., CIC, President	David B. Scott, CFA, Chief Investment Officer
Chase Investment Counsel Corporation	Chase Investment Counsel Corporation

Chase Funds
The Chase Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company, and it may be obtained by calling 888-861-7556 or visiting www.chaseinv.com.  Read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible. The Mid-Cap Growth Fund invests in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  Growth stocks are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The opinions expressed above are those of the investment adviser, are subject to change, and any forecasts made cannot be guaranteed.

The Lipper Large Cap Growth Funds Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. You cannot invest directly in an index.

The Lipper MidCap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc.  Lipper rankings are based on total returns, including reinvestment of dividends and capital gains for the stated period; this calculation does not include sales charges. You cannot invest directly in an index.

The Russell 1000®Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates. You cannot invest directly in an index.

The Russell Midcap® Growth Index is a market capitalization-weighted index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.  The stocks are also members of the Russell 1000® Growth Index.  You cannot invest directly in an index.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.  You cannot invest directly in an index.

1
Lipper Analytical Services, Inc. is an independent mutual fund research and rating service.  Each Lipper average represents a universe of Funds with similar investment objectives.  Ranking for the periods shown include dividends and distributions reinvested and do not reflect sales charges.  Please note our Chase Funds do not have any sales charges but management fees and other expenses still apply. Please refer to the prospectus for further details.

Fee waivers are in effect for the Mid-Cap Growth Fund. In the absence of fee waivers, total return would be reduced.

References to other funds should not be interpreted as an offer of these securities.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult a tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Fund holdings are subject to change and are not a recommendation to buy or sell any security.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Beta is a quantitative measure of the volatility of a given stock relative to the overall market.

The Price-Earnings Ratio (“P/E”) is the most common measure of how expensive a stock is.

The Return on Equity (“ROE”) is the amount earned on a company’s common stock investment for a given period.

Weighted Average Market Capital:  Market capitalization is the value of a company where market cap is calculated by multiplying the number of outstanding shares by the current share price.  Weighted average market capitalization represents an average market cap, where securities with larger market caps are weighted more heavily than those with smaller market caps.  Represents average weighted average market cap on the securities in the portfolio, not the actual weighted average market cap on the portfolio.

Debt to total capital-ratio shows the relationship between a company’s debt and its available capital, indicating the financial leverage of the company.

Basis point is a unit that is equal to 1/100th of 1%.

Quasar Distributors, LLC, Distributor.  (11/07)

Chase Funds
ALLOCATION OF PORTFOLIO ASSETS at September 30, 2007 (Unaudited)

Chase Growth Fund

Chase Mid-Cap Growth Fund

EXPENSE EXAMPLE at September 30, 2007 (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/07 – 9/30/07).

Chase Funds
EXPENSE EXAMPLE at September 30, 2007 (Unaudited), Continued

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.48% in the Chase Mid-Cap Growth Fund, per the advisory agreement. Although the Fund(s) charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/07	Value 9/30/07	Period 4/1/07 – 9/30/07*
Chase Growth Fund (Class N Shares)
Actual	$1,000.00	$1,154.40	$6.26
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.87

*
Expenses are equal to the Fund’s annualized expense ratio of 1.16% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/07	Value 9/30/07	Period 4/1/07 – 9/30/07*
Chase Growth Fund
(Substantial Investor Class Shares)
Actual	$1,000.00	$1,156.00	$4.92
Hypothetical (5% return before expenses)	$1,000.00	$1,020.51	$4.61

*
Expenses are equal to the Fund’s annualized expense ratio of 0.91% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/07	Value 9/30/07	Period 4/1/07 – 9/30/07*
Chase Mid-Cap Growth Fund (Class A Shares)
Actual	$1,000.00	$1,146.50	$7.96
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.49

*
Expenses are equal to the Fund’s annualized expense ratio of 1.48% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

Chase Growth Fund
Comparison of the change in value of a hypothetical $10,000 investment in the Chase Growth Fund – Class N
Shares versus the S&P 500 Index, Russell 1000® Growth Index and the Lipper Large Cap Growth Fund Index.

	One	Three	Five	Since Inception	Since Inception
Average Annual Total Return as of Sept. 30, 2007	Year	Years	Years	(12/2/97)	(1/29/07)
Chase Growth Fund – Class N Shares	18.79%	12.51%	11.59%	9.03%	—
Chase Growth Fund – Substantial Investor Class Shares	—	—	—	—	16.75%
S&P 500 Index	16.44%	13.14%	15.45%	6.38%	8.85%
Russell 1000® Growth Index	19.35%	12.20%	13.84%	3.94%	11.18%
Lipper Large Cap Growth Funds Index	21.42%	12.41%	12.95%	3.65%	13.13%

Total Annual Fund Operating Expenses: Class N Shares – 1.18%; Substantial Investor Class Shares – 0.93%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by visiting our website at www.chaseinv.com.

Returns reflect reinvestment of dividends and capital gains distributions.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held less than 60 days.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.  The Fund is discontinuing the use of this index.  Because the S&P 500 Index includes both value and growth stocks, the Advisor believes this index is not a good benchmark for the Chase Growth Fund.

The Russell 1000®Growth Index contains those securities in the Russell 1000®Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth rates.

The Lipper Large Cap Growth Funds Index measures the performance of 30 of the largest funds in the large cap growth category as tracked by Lipper, Inc.  The Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1,500 Index.  Large cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.  These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.  The funds in this index have a similar investment objective as the Chase Growth Fund.

Chase Mid-Cap Growth Fund
Comparison of the change in value of a hypothetical $10,000 investment in the
Chase Mid-Cap Growth Fund versus the Russell MidCap® Growth Index.

	One	Three	Five	Since Inception
Average Annual Total Return as of Sept. 30, 2007	Year	Years	Years	(9/1/02)
Chase Mid-Cap Growth Fund	20.57%	15.40%	14.10%	13.35%
Russell MidCap® Growth Index	21.22%	17.01%	20.39%	18.10%

Total Annual Fund Operating Expenses – 1.62%

Net Annual Fund Operating Expenses – 1.48% (net of contractual waiver thru 1/28/08 and does not include acquired fund fees and expenses)

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by visiting our website at www.chaseinv.com.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held less than 60 days.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Russell MidCap® Growth Index measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.  The stocks are also members of the Russell 1000® Growth Index.

Chase Growth Fund
SCHEDULE OF INVESTMENTS at September 30, 2007

Shares	COMMON STOCKS: 98.4%	Value
	Aerospace/Aircraft: 2.0%
82,500	Precision Castparts Corp.	$12,208,350

	Beverage: 4.0%
435,300	The Coca-Cola Co.	25,016,691

	Chemicals - Fertilizers: 1.7%
101,400	Potash Corporation of Saskatchewan Inc.+	10,717,980

	Chemicals - Specialty: 2.4%
180,100	Praxair, Inc.	15,085,176

	Computer Hardware: 8.2%
528,000	Hewlett-Packard Co.	26,289,120
208,500	International Business Machines Corp.	24,561,300
		50,850,420
	Computer - Networking: 4.3%
813,000	Cisco Systems, Inc.*	26,918,430

	Computer Software & Services: 4.5%
1,295,000	Oracle Corp.*	28,036,750

	Computer - Storage: 4.7%
1,409,500	EMC Corp.*	29,317,600

	Conglomerates: 9.6%
166,600	3M Co.	15,590,428
299,500	Honeywell International Inc.	17,811,265
323,800	United Technologies Corp.	26,059,424
		59,461,117
	Defense: 7.6%
149,900	General Dynamics Corp.	12,662,053
156,300	Lockheed Martin Corp.	16,956,987
241,800	Rockwell Collins, Inc.	17,661,072
		47,280,112
	Drugs - Generic: 3.0%
414,200	Teva Pharmaceutical Industries Ltd. - ADR	18,419,474

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund
SCHEDULE OF INVESTMENTS at September 30, 2007, Continued

Shares		Value
	Energy/Integrated: 3.5%
233,600	Exxon Mobil Corp.	$21,622,016

	Energy/Oil Service: 8.4%
79,400	National-Oilwell Varco Inc.*	11,473,300
266,200	Schlumberger Ltd.	27,951,000
110,400	Transocean Inc.*	12,480,720
		51,905,020
	Health Care Services: 2.0%
225,900	Express Scripts, Inc.*	12,609,738

	Machinery: 5.8%
128,200	Danaher Corp.	10,603,422
172,100	Deere & Co.	25,543,082
		36,146,504
	Medical Products: 6.9%
374,400	Baxter International, Inc.	21,071,232
193,500	St. Jude Medical, Inc.*	8,527,545
188,100	Stryker Corp.	12,933,756
		42,532,533
	Medical Supplies: 1.0%
75,800	Becton, Dickinson and Co.	6,219,390

	Restaurants: 3.9%
439,800	McDonald’s Corp.	23,955,906

	Retail - Drug Stores: 1.7%
270,100	CVS/Caremark Corp.	10,704,063

	Semiconductors: 1.2%
207,150	NVIDIA Corp.*	7,507,116

	Service Companies: 1.2%
176,700	Accenture Ltd. - Class A	7,112,175

	Telecommunication Equipment: 2.5%
414,604	Nokia Corp. - ADS	15,725,930

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund
SCHEDULE OF INVESTMENTS at September 30, 2007, Continued

Shares		Value
	Wireless Telecommunication: 8.3%
397,900	America Movil SAB de CV - ADR	$25,465,600
117,000	China Mobile Ltd. - ADR	9,598,680
236,500	Mobile TeleSystems - ADR	16,391,815
		51,456,095
	Total Common Stocks (Cost $494,958,001)	610,808,586

	SHORT-TERM INVESTMENTS: 1.0%
6,555,291	Federated Treasury Cash Series II Fund	6,555,291
	Total Short-Term Investments (Cost $6,555,291)	6,555,291
	Total Investments in Securities (Cost $501,513,292): 99.4%	617,363,877
	Other Assets in Excess of Liabilities: 0.6%	3,588,355
	Net Assets: 100.0%	$620,952,232

ADR - American Depositary Receipt
ADS - American Depositary Share
*	Non-income producing security.
+	U.S. traded security of a foreign issuer.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund
SCHEDULE OF INVESTMENTS at September 30, 2007

Shares	COMMON STOCKS: 98.4%	Value
	Aerospace/Aircraft: 3.2%
6,700	Precision Castparts Corp.	$991,466

	Beverage: 2.5%
13,400	Hansen Natural Corp.*	759,512

	Biotechnology: 1.0%
4,900	Techne Corp.*	309,092

	Chemicals - Specialty: 6.4%
19,500	Airgas, Inc.	1,006,785
19,600	Sigma-Aldrich Corp.	955,304
		1,962,089
	Computer Software & Services: 6.9%
22,500	Autodesk, Inc.*	1,124,325
15,300	MICROS Systems, Inc.*	995,571
		2,119,896
	Conglomerates: 3.9%
17,800	ITT Corp.	1,209,154

	Containers: 2.7%
15,400	Ball Corp.	827,750

	Defense: 5.5%
5,300	Alliant Techsystems Inc.*	579,290
15,300	Rockwell Collins, Inc.	1,117,512
		1,696,802
	Educational Services: 1.6%
4,100	ITT Educational Services, Inc.*	498,929

	Electrical Equipment: 6.2%
20,700	Ametek, Inc.	894,654
12,400	Anixter International, Inc.*	1,022,380
		1,917,034
	Electronics: 5.4%
5,800	Garmin Ltd.	692,520
24,900	Trimble Navigation Ltd.*	976,329
		1,668,849

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund
SCHEDULE OF INVESTMENTS at September 30, 2007, Continued

Shares		Value
	Energy/Oil & Gas Drilling: 3.2%
8,600	Diamond Offshore Drilling, Inc.	$974,294

	Energy/Oil & Gas Exploration & Production: 1.2%
9,200	Range Resources Corp.	374,072

	Energy/Oil Service: 7.1%
11,200	Cameron International Corp.*	1,033,648
4,200	Core Laboratories N.V.*	535,038
4,300	National Oilwell Varco Inc.*	621,350
		2,190,036
	Engineering/Construction: 3.4%
13,800	Jacobs Engineering Group Inc.*	1,043,004

	Health Care Services: 9.9%
7,700	Amedisys, Inc.*	295,834
17,300	Express Scripts, Inc.*	965,686
6,600	ICON plc - ADR*	336,798
11,400	Laboratory Corporation of America Holdings*	891,822
13,100	VCA Antech, Inc.*	546,925
		3,037,065
	Household Products: 2.6%
16,700	Church & Dwight Co., Inc.	785,568

	Internet Retail: 2.7%
9,300	Priceline.com, Inc.*	825,375

	Machinery: 2.4%
12,000	Oshkosh Truck Corp.	743,640

	Medical Products: 3.4%
23,900	St. Jude Medical, Inc.*	1,053,273

	Metal: 1.5%
13,500	AMCOL International Corp.	446,715

	Retail - Specialty: 3.6%
9,500	Dick’s Sporting Goods, Inc.*	637,925
8,400	GameStop Corp. - Class A*	473,340
		1,111,265

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund
SCHEDULE OF INVESTMENTS at September 30, 2007, Continued

Shares		Value
	Semiconductors: 1.7%
14,700	NVIDIA Corp.*	$532,728

	Service Companies: 4.7%
6,600	Huron Consulting Group Inc.*	479,292
16,600	Stericycle, Inc.*	948,856
		1,428,148
	Telecommunication Equipment: 3.0%
15,800	Harris Corp.	913,082

	Utilities - Electric/Gas: 2.7%
14,600	Energen Corp.	833,952
	Total Common Stocks (Cost $24,386,712)	30,252,790

	SHORT-TERM INVESTMENTS: 0.4%
124,707	Federated Treasury Cash Series II Fund	124,707
	Total Short-Term Investments (Cost $124,707)	124,707
	Total Investments in Securities (Cost $24,511,419): 98.8%	30,377,497
	Other Assets in Excess of Liabilities: 1.2%	377,510
	Net Assets: 100.0%	$30,755,007

ADR - American Depositary Receipt
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Chase Funds

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Chase Funds
STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2007

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
ASSETS
Investments in securities, at value
(identified cost $501,513,292 and $24,511,419, respectively)	$617,363,877	$30,377,497
Receivables
Securities sold	3,294,514	420,899
Fund shares issued	687,752	—
Dividends and interest	409,779	4,773
Prepaid expenses	31,396	7,729
Total assets	621,787,318	30,810,898

LIABILITIES
Payables
Fund shares redeemed	215,244	—
Due to Advisor	371,126	17,842
Shareholder servicing fees	106,358	6,197
Custody fees	16,092	1,163
Administration fees	37,893	3,718
Transfer agent fees and expenses	20,810	3,144
Audit fees	18,800	17,300
Fund accounting fees	17,685	3,749
Chief Compliance Officer fee	1,498	76
Accrued expenses	29,580	2,702
Total liabilities	835,086	55,891
NET ASSETS	$620,952,232	$30,755,007

The accompanying notes are an integral part of these financial statements.

Chase Funds
STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2007, Continued

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
CALCULATION OF NET ASSET VALUE PER SHARE
Class N Shares
Net assets applicable to shares outstanding	$534,455,838	$—
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	24,071,353	—
Net asset value, offering and redemption price per share	$22.20	$—
Substantial Investor Class Shares
Net assets applicable to shares outstanding	$86,496,394	$—
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	3,890,523	—
Net asset value, offering and redemption price per share	$22.23	$—
Class A Shares
Net assets applicable to shares outstanding	$—	$30,755,007
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	—	916,075
Net asset value, offering and redemption price per share	$—	$33.57

COMPONENTS OF NET ASSETS
Paid-in capital	$464,151,759	$23,949,826
Accumulated net investment income	222,339	—
Accumulated net realized gain from investments	40,727,549	939,103
Net unrealized appreciation on investments	115,850,585	5,866,078
Net assets	$620,952,232	$30,755,007

The accompanying notes are an integral part of these financial statements.

Chase Funds
STATEMENTS OF OPERATIONS For the Year Ended September 30, 2007

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
INVESTMENT INCOME
Income
Dividends (Net of foreign taxes withheld
of $5,710 and $0, respectively)	$7,259,144	$172,584
Interest	623,718	68,939
Total income	7,882,862	241,523
Expenses
Advisory fees (Note 3)	4,979,845	237,823
Shareholder servicing fees
(Class N Shares and Class A Shares, respectively) (Note 4)	908,451	49,258
Administration fees (Note 3)	456,021	43,062
Transfer agent fees and expenses (Note 3)	126,823	18,938
Custody fees (Note 3)	101,970	7,880
Fund accounting fees (Note 3)	99,558	22,525
Registration fees	48,403	14,147
Insurance expense	41,867	5,979
Printing and mailing expense	31,547	536
Miscellaneous	28,724	2,378
Trustees fees	22,773	6,552
Audit fees	18,801	17,300
Legal fees	14,611	8,349
Chief Compliance Officer fee (Note 3)	7,589	380
Interest expense (Note 6)	1,749	—
Total expenses	6,888,732	435,107
Less: Expenses waived by Advisor (Note 3)	—	(10,228)
Net expenses	6,888,732	424,879
Net investment income/(loss)	994,130	(183,356)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	40,774,897	939,108
Net change in unrealized appreciation on investments	61,890,422	4,696,893
Net realized and unrealized gain on investments	102,665,319	5,636,001
Net Increase in Net Assets Resulting from Operations	$103,659,449	$5,452,645

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

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Chase Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	Sept. 30, 2007	Sept. 30, 2006
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$994,130	$1,102,931
Net realized gain from investments	40,774,897	22,073,651
Net change in unrealized
appreciation/(depreciation) on investments	61,890,422	(17,955,862)
Net increase in net assets resulting from operations	103,659,449	5,220,720

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income - Class N Shares	(1,877,699)	—
From net realized gain on investments - Class N Shares	(18,965,356)	—
Total distributions to shareholders	(20,843,055)	—

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	(63,966,097)	112,555,869
Total increase in net assets	18,850,297	117,776,589

NET ASSETS
Beginning of year	602,101,935	484,325,346
End of year	$620,952,232	$602,101,935
Accumulated net investment income	$222,339	$1,105,908

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)  A summary of share transactions is as follows:

Class N Shares
	Year		Year
	Ended		Ended
	Sept. 30, 2007		Sept. 30, 2006
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	7,126,792	$140,360,682	16,550,522	$323,957,525
Shares issued on
reinvestments of distributions	1,024,260	19,542,879	—	—
Shares redeemed*	(15,174,419)	(300,353,609)	(10,925,507)	(211,401,656)
Net increase/(decrease)	(7,023,367)	$(140,450,048)	5,625,015	$112,555,869
* Net of redemption fees of		$28,006		$59,717

Substantial Investor Class Shares
	January 29,2007**		Year
	Through		Ended
	Sept. 30, 2007		Sept. 30, 2006
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	4,450,816	$87,639,095	—	$—
Shares redeemed	(560,293)	(11,155,144)	—	—
Net increase	3,890,523	$76,483,951	—	$—

**  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	Sept. 30, 2007	Sept. 30, 2006
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(183,356)	$(103,391)
Net realized gain from investments	939,108	2,334,197
Net change in unrealized
appreciation/(depreciation) on investments	4,696,893	(2,781,525)
Net increase/(decrease) in net assets
resulting from operations	5,452,645	(550,719)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments - Class A Shares	(2,334,040)	(373,482)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares (a)	343,102	11,015,725
Total increase in net assets	3,461,707	10,091,524

NET ASSETS
Beginning of year	27,293,300	17,201,776
End of year	$30,755,007	$27,293,300
Accumulated net investment income	$—	$—

(a)  A summary of share transactions is as follows:

Class A Shares
	Year		Year
	Ended		Ended
	Sept. 30, 2007		Sept. 30, 2006
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	125,802	$3,778,233	424,900	$13,364,421
Shares issued on reinvestments of distributions	80,757	2,298,346	11,925	365,607
Shares redeemed*	(188,446)	(5,733,477)	(87,236)	(2,714,303)
Net increase	18,113	$343,102	349,589	$11,015,725
* Net of redemption fees of		$17		$242

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class N Shares
	Year Ended September 30,
	2007		2006		2005		2004		2003
Net asset value, beginning of year	$19.36		$19.02		$16.15		$13.47		$13.29
Income from investment operations:
Net investment income/(loss)	0.03	(1)	0.04	(1)	(0.05	)(1)	(0.10)		(0.05)
Net realized and unrealized
gain on investments	3.50		0.30		2.92		2.78		0.23
Total from investment operations	3.53		0.34		2.87		2.68		0.18
Less distributions:
From net investment income	(0.06)		—		—		—		—
From net realized gain on investments	(0.63)		—		—		—		—
Total distributions	(0.69)		—		—		—		—
Paid-in capital from redemption fees	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(2)	0.00 (2)
Net asset value, end of year	$22.20		$19.36		$19.02		$16.15		$13.47
Total return	18.79%		1.79%		17.77%		19.90%		1.35%
Ratios/supplemental data:
Net assets, end of year (thousands)	$534,456		$602,102		$484,325		$176,438		$104,499
Ratio of expenses to average net assets:
Before expense recoupment	1.17	%(4)	1.17%		1.18%		1.31%		1.42%
After expense recoupment	1.17	%(4)	1.17%		1.18%		1.37	%(3)	1.48%
Ratio of net investment
income/(loss) to average net assets:
Before expense recoupment	0.16%		0.18%		(0.27%)		(0.71%)		(0.49%)
After expense recoupment	0.16%		0.18%		(0.27%)		(0.77%)		(0.55%)
Portfolio turnover rate	136.99%		163.94%		86.68%		84.09%		173.68%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.
(3)	Effective January 1, 2004, the Advisor contractually agreed to lower the net annual operating expense rate to 1.39%.
(4)	Effective June 21, 2007, the Advisor eliminated the expense cap.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Substantial Investor Class Shares
	January 29, 2007(1)
	Through
	September 30, 2007
Net asset value, beginning of period	$19.04
Income from investment operations:
Net investment income	0.02	(2)
Net realized and unrealized gain on investments	3.17
Total from investment operations	3.19
Net asset value, end of period	$22.23
Total return	16.75	%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)	$86,496
Ratio of expenses to average net assets	0.92	%(4)
Ratio of net investment income to average net assets	0.18	%(4)
Portfolio turnover rate	136.99	%(3)(5)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate calculated for the year ended September 30, 2007.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class A Shares
	Year Ended September 30,
	2007		2006		2005		2004	2003
Net asset value, beginning of year	$30.39		$31.37		$24.51		$20.62	$19.49
Income from investment operations:
Net investment loss	(0.19	)(1)	(0.14	)(1)	(0.21	)(1)	(0.21)	(0.08)
Net realized and unrealized
gain/(loss) on investments	5.97		(0.24)		7.30		4.10	1.21
Total from investment operations	5.78		(0.38)		7.09		3.89	1.13
Less distributions:
From net realized gain on investments	(2.60)		(0.60)		(0.23)		—	—
Total distributions	(2.60)		(0.60)		(0.23)		—	—
Paid-in capital from redemption fees	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	—	—
Net asset value, end of year	$33.57		$30.39		$31.37		$24.51	$20.62
Total return	20.57%		(1.24%)		29.07%		18.87%	5.80%
Ratios/supplemental data:
Net assets, end of year (thousands)	$30,755		$27,293		$17,202		$8,142	$3,668
Ratio of expenses to average net assets:
Before expense reimbursement	1.52%		1.74%		2.34%		3.02%	7.27%
After expense reimbursement	1.48%		1.48%		1.48%		1.48%	1.48%
Ratio of net investment loss
to average net assets:
Before expense reimbursement	(0.68%)		(0.71%)		(1.63%)		(2.58%)	(6.67%)
After expense reimbursement	(0.64%)		(0.45%)		(0.77%)		(1.04%)	(0.88%)
Portfolio turnover rate	151.23%		119.98%		68.88%		80.95%	129.00%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Chase Funds
NOTES TO FINANCIAL STATEMENTS at September 30, 2007

NOTE 1 – ORGANIZATION

The Chase Growth Fund and the Chase Mid-Cap Growth Fund (each a “Fund” and collectively, the “Funds”) are each a series of shares of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Chase Growth Fund (the “Growth Fund”) is a diversified fund.  The investment objective of the Growth Fund is growth of capital, and it intends to achieve its objective by investing primarily in common stocks of domestic companies with a large market capitalization of $10 billion and above.  The Growth Fund commenced operations on December 2, 1997.  Prior to January 29, 2007, the shares of the Growth Fund had no specific designation.  As of that date, all of the then outstanding shares were redesignated as Class N Shares.  As part of its multiple class plan, the Growth Fund also offers Substantial Investor Class Shares, which commenced operations on January 29, 2007.  Because the fees and expenses vary between the Class N Shares and the Substantial Investor Class Shares, performance will vary with respect to each class.  Under normal conditions, the Substantial Investor Class Shares are expected to have lower expenses than the Class N Shares which will result in higher total returns.

The Chase Mid-Cap Growth Fund (the “Mid-Cap Fund”) is also a diversified fund.  The investment objective of the Mid-Cap Fund is to seek to achieve capital appreciation by primarily investing in common stocks or securities convertible into common stock of U.S. companies that have a mid-size market capitalization.  The advisor considers a mid-cap security to be one that has a market capitalization of between $1 billion and $18 billion.  The Mid-Cap Fund only offers Class A Shares and commenced operations on September 1, 2002.

Shares of the Growth Fund Class N Shares and Mid-Cap Fund Class A Shares are offered through approved financial supermarkets, investment advisors and consultants, financial planners, broker-dealers and other investment professionals and their agents.  Substantial Investor Class Shares of the Growth Fund are offered to a limited category of investors, most notably to shareholders whose cumulative investment in the Fund exceeds $1 million.  Substantial Investor Class Shares of the Growth Fund are not available through platforms, broker-dealers or other financial intermediaries.  They must be purchased directly through the Fund’s distributor, advisor or transfer agent.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

Chase Funds
NOTES TO FINANCIAL STATEMENTS at September 30, 2007, Continued

A.
Security Valuation: The Funds’ investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price.  Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Short-term investments are valued at amortized cost, which approximates market value.  Investments in other mutual funds are valued at their net asset value.

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

C.
Securities Transactions, Dividends and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of Growth Fund shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Chase Funds
NOTES TO FINANCIAL STATEMENTS at September 30, 2007, Continued

E.
Redemption Fees: The Funds charge a 2% redemption fee to shareholders who redeem shares held for less than 60 days.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F.
REITs: The Mid-Cap Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2007, the Chase Mid-Cap Growth Fund decreased accumulated net investment loss and paid-in capital by $183,356.

H.
New Accounting Pronouncements: On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Application of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The Funds will apply FIN 48 to all open tax years on the date of adoption, which is expected to be March 31, 2008.  The Funds are currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Funds believe the adoption of SFAS 157 will have no material impact on their financial statements.

Chase Funds
NOTES TO FINANCIAL STATEMENTS at September 30, 2007, Continued

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended September 30, 2007, Chase Investment Counsel Corporation (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, effective January 28, 2007, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of each Fund. Prior to January 28, 2007, the Advisor received advisory fees of 1.00% of each Fund’s average daily net assets.  For the year ended September 30, 2007, the Growth Fund and the Mid-Cap Fund incurred $4,979,845 and $237,823 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Mid-Cap Fund and to pay the Fund’s operating expenses to the extent necessary to limit the Mid-Cap Fund’s aggregate annual operating expenses to 1.48% of average daily net assets.  Any such reductions made by the Advisor in its fees or payment of expenses which are the Mid-Cap Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses. The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years in the Mid-Cap Fund.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended September 30, 2007, the Advisor reduced its fees and absorbed Fund expenses in the amount of $10,228 in the Mid-Cap Fund.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $174,742 at September 30, 2007 in the Mid-Cap Fund.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2008	$105,400
2009	59,114
2010	10,228
$174,742

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2007, Continued

Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian.  For the year ended September, 2007, the Growth Fund and the Mid-Cap Fund incurred the following expenses for administration, fund accounting, transfer agency, and custody:

	Growth Fund	Mid-Cap Fund
Administration	$456,021	$43,062
Fund accounting	99,558	22,525
Transfer agency	79,453	14,957
Custody	97,663	7,880

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.

For the year ended September 30, 2007, the Growth Fund and the Mid-Cap Fund were allocated $7,589 and $380 of the Chief Compliance Officer fee, respectively.

NOTE 4 – SHAREHOLDER SERVICING FEE

The Growth Fund and Mid-Cap Fund have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Advisor, under which the Growth Fund Class N Shares and Mid-Cap Fund Class A Shares may pay shareholder servicing fees at an annual rate of 0.25% of the average daily net assets of each Fund.  Prior to January 28, 2007, the shareholder servicing fee for the Mid-Cap Fund Class A Shares was waived by the Advisor.  Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the year ended September 30, 2007, the Growth Fund Class N Shares and Mid-Cap Fund Class A Shares incurred shareholder servicing fees of $908,451 and $49,258 under the Agreement, respectively.

Chase Funds
NOTES TO FINANCIAL STATEMENTS at September 30, 2007, Continued

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2007, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Growth Fund	$796,513,578	$875,423,685
Mid-Cap Fund	41,648,679	43,382,784

NOTE 6 – LINE OF CREDIT

The Growth Fund and the Mid-Cap Fund have lines of credit in the amount of $26,500,000 and $7,500,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank, N.A.  For the year ended September 30, 2007, the Growth Fund had an outstanding average daily balance and weighted average interest rate of $20,909 and 8.25%, respectively.  The maximum amount outstanding for the Growth Fund during the year ended September 30, 2007 was $2,504,000. For the year ended September 30, 2007, the Mid-Cap Fund did not draw upon the line of credit.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

The tax character of distributions paid during the years ended September 30, 2007 and September 30, 2006 was as follows:

Growth Fund

	Year Ended	Year Ended
	September 30, 2007	September 30, 2006
Ordinary income	$1,877,699	$—
Long-term capital gains	18,965,356	—

Mid-Cap Fund

	Year Ended	Year Ended
	September 30, 2007	September 30, 2006
Long-term capital gains	$2,334,040	$373,482

Ordinary income distributions may include dividends paid from short-term capital gains.

Chase Funds
NOTES TO FINANCIAL STATEMENTS at September 30, 2007, Continued

As of September 30, 2007, the components of capital on a tax basis were as follows:

	Growth Fund	Mid-Cap Fund
Cost of investments	$502,247,971	$24,511,419

Gross unrealized appreciation	$116,176,891	$5,896,655
Gross unrealized depreciation	(1,060,985)	(30,577)
Net unrealized appreciation	$115,115,906	$5,866,078

Undistributed ordinary income	$8,562,440	$—
Undistributed long-term capital gain	33,122,127	939,103
Total distributable earnings	$41,684,567	$939,103

Other accumulated gains/(losses)	$—	$—
Total accumulated earnings/(losses)	$156,800,473	$6,805,181

Chase Funds
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
Chase Growth Fund
Chase Mid-Cap Growth Fund

We have audited the accompanying statements of assets and liabilities of the Chase Growth Fund and Chase Mid-Cap Growth Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Advisors Series Trust, as of September 30, 2007, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 16, 2007

Chase Funds
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
Name, Age
Address		Number of
Position held with Funds	Trustee	Portfolios
Principal Occupation(s) and other	of Funds	Overseen in
Directorships during past five years	Since*	Fund Complex**

Walter E. Auch, Age 86	1997	2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Management Consultant, formerly Chairman, CEO of Chicago Board Options
Exchange and former President of Paine Webber.
Other Directorships: Nicholas-Applegate Funds,
Citigroup Funds, Pimco Advisors LLP, Senele Group and UBS Management

James Clayburn LaForce, Age 78	2002	2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Dean Emeritus, John E. Anderson Graduate School of Management,
University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment Group,
The Metzler/Payden Investment Group,
Arena Pharmaceuticals and Cancervax

Donald E. O’Connor, Age 71	1997	2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Financial Consultant, formerly Executive Vice President and Chief Operating
Officer of ICI Mutual Insurance Company (until January 1997).
Other Directorships: The Forward Funds

George J. Rebhan, Age 73	2002	2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Retired; formerly President, Hotchkis and Wiley Funds (mutual funds)
from 1985 to 1993.
Trustee: E*Trade Funds

Chase Funds
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Name, Age
Address		Number of
Position held with Funds	Trustee	Portfolios
Principal Occupation(s) and other	of Funds	Overseen in
Directorships during past five years	Since*	Fund Complex**

George T. Wofford III, Age 67	1997	2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Senior Vice President, Information Services, Federal Home Loan Bank of San
Francisco.
Other Directorships: None

OFFICERS
Jeanine M. Bajczyk, Age 42	N/A	N/A
615 E. Michigan Street
Milwaukee, WI 53202
Secretary
Assistant Vice President, Legal Compliance and Administration,
U.S. Bancorp Fund Services, LLC (since May 2006); Senior Counsel,
Wells Fargo Funds Management LLC (May 2005 to May 2006);
Associate Counsel, Strong Financial Corporation (January 2001 to May 2005).

Douglas G. Hess, Age 40	N/A	N/A
615 E. Michigan Street
Milwaukee, WI 53202
President, Treasurer
Vice President, Compliance and Administration, U.S. Bancorp Fund
Services, LLC (since March 1997).

Joe D. Redwine, Age 60	N/A	N/A
615 E. Michigan Street
Milwaukee, WI 53202
Chairman
President, Chief Executive Officer, U.S. Bancorp Fund Services, LLC (since 1991).

Chase Funds
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Name, Age
Address		Number of
Position held with Funds	Trustee	Portfolios
Principal Occupation(s) and other	of Funds	Overseen in
Directorships during past five years	Since*	Fund Complex**

Robert M. Slotky, Age 60	N/A	N/A
2020 E. Financial Way
Glendora, CA 91741
Chief Compliance Officer, Vice President, AML Officer
Vice President, U.S. Bancorp Fund Services, LLC, the Funds’ administrator
(since July 2001); formerly Senior Vice President, Investment Company Administration, LLC.

*	The term for each Trustee is indefinite.
**
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

The Statement of Additional Information includes additional information about the Funds’ trustees and officers and is available, without charge, upon request by calling 1-888-861-7556.

Chase Funds
NOTICE TO SHAREHOLDERS at September 30, 2007 (Unaudited)

For the year ended September 30, 2007, the Growth Fund designated $1,877,699 as ordinary income for purpose of the dividends paid deduction. For the year ended September 30, 2007, the Growth Fund designated $18,965,356 and the Mid-Cap Growth Fund designated $2,334,040 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended September 30, 2007, certain dividends paid by the Growth Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100%.

For corporate shareholders in the Growth Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2007 was 100%.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-861-7556 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2007

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-861-7556.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-888-861-7556.

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Advisor
Chase Investment Counsel Corporation
300 Preston Avenue, Suite 403
Charlottesville, VA 22902-5091

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103-3638

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the registrant adequate oversight given the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/07	FYE 9/30/06
Audit Fees	$30,900	$28,200
Audit-Related Fees	N/A	N/A
Tax Fees	$5,200	$4,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/07	FYE 9/30/06
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.  The nominating committee recently approved a nominating committee charter, however, the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees did not change.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chairman/Chief Executive Officer and President & Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Joe D. Redwine
                                                Joe D. Redwine, Chairman

Date          12/5/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Joe D. Redwine
                                                Joe D. Redwine, Chairman

Date       12/5/07

By (Signature and Title)*   /s/ Douglas G. Hess
                                                Douglas G. Hess, President & Treasurer

Date     12/4/07

* Print the name and title of each signing officer under his or her signature.